UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

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CENTRAL VIRGINIA BANKSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	000-24002 (Commission File Number)	54-1467806 (IRS Employer Identification No.)

2036 New Dorset Road, P. O. Box 39 Powhatan, Virginia (Address of Principal Executive Offices)	23139 (Zip Code)

Registrant’s telephone number, including area code: (804) 403-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Charter or Bylaws or Changes in Fiscal Year.

(a)         On December 18, 2007, the Board of Directors of Central Virginia Bankshares, Inc. (the “Company”) unanimously approved an amendment to the Company’s bylaws, adding a new Section 9.3 authorizing the Board of Directors to authorize the issuance, registration and transfer of uncertificated shares. This amendment is necessary to comply with the NASDAQ Stock Market Rule 4350 requiring that all listed securities be eligible to participate in the Direct Registration System (“DRS”) by January 1, 2008. This new section, effective immediately, reads in its entirety as follows:

SECTION 9.3 Uncertificated Shares. The Board of directors may authorize the issuance of uncertificated shares by the Corporation and may prescribe procedures for the issuance, registration and transfer thereof. Within a reasonable time after issuance or transfer of such shares, the Corporation shall mail to the shareholder a written confirmation of its records with respect to such shares containing the information required by law. Any such authorization shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of any authorization providing for uncertificated shares, any holder of the Corporation’s stock represented by uncertificated shares shall be entitled upon request to the custodian of the stock transfer books of the Corporation or other such person designated as the custodian of the records of uncertificated shares, to have physical certificates issued representing such shares registered in such holder’s name.

In addition, the Board of Directors unanimously approved the following changes, as well as other minor amendments to the Company’s bylaws, effective immediately:

•	Section 1.1 was amended to allow the Board of Directors the discretion to choose the date of the annual meeting of shareholders;
•	Section 1.8 was amended to permit the Chairman of the Board of Directors to adjourn meetings of shareholders where no quorum is present;
•

Section 1.12 was amended to enumerate the rights of the Chairman of the Board of Directors to preside over meetings of shareholders and to prescribe rules, regulations and procedures for the conduct of such meetings;

•

Sections 2.2 and 2.4 were amended to remove provisions regarding staggered terms for directors because those provisions are found in the Articles of Incorporation pursuant to Virginia Code section 13.1-678;

•	Section 8.1 was amended to update provisions regarding the inspection of records by directors and shareholders to reflect amendments to Article 18 of the Virginia Stock Corporation Act; and
•	Section 15.1 was added to provide that the Control Share Acquisitions statute of the Virginia Stock Corporation Act will not apply to the Company.

A copy of the Company’s bylaws, as amended to date, is filed as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Central Virginia Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VIRGINIA BANKSHARES, INC.
(Registrant)

Date: December 21, 2007	By: /s/ Charles F. Catlett, III

Charles F. Catlett, III

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Central Virginia Bankshares, Inc.